UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 15, 2006

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of The PNC Financial Services Group, Inc. has completed a process it undertook to consider the selection of independent auditors for the 2007 audit. This process included consideration of audit firms in addition to Deloitte & Touche LLP (“D&T”), which is the firm that the Audit Committee engaged to act as our independent auditor for the 2006 audit. The decision to evaluate more than one potential audit firm reflected the scheduled required rotation of the lead audit partner of D&T.

Upon completion of this process, on November 15, 2006, the Audit Committee decided to select PricewaterhouseCoopers LLP (“PwC”) as our new independent registered public accounting firm for the year ending December 31, 2007.

D&T will continue as our independent registered public accounting firm until completion of D&T’s procedures regarding our consolidated financial statements as of and for the year ending December 31, 2006, management’s assessment of and the effectiveness of our internal control over financial reporting as of December 31, 2006, and the 2006 Annual Report on Form 10-K in which such consolidated financial statements and such assessment will be included.

The reports of D&T on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2005 and 2004, and through November 15, 2006, there were no (a) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter thereof in connection with its reports for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K. We will update the foregoing disclosures when D&T ceases to be our independent registered public accounting firm.

We provided D&T with a copy of the foregoing disclosures and requested from D&T a letter indicating it agrees with such disclosures. A copy of D&T’s letter dated November 20, 2006 is attached herewith as Exhibit 16.

During the years ended December 31, 2005 and 2004 and through November 15, 2006, we did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: November 21, 2006	By:	/s/ Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

16	Letter dated November 20, 2006 from Deloitte & Touche LLP	Filed herewith